Exhibit 99.1

McEwen Mining Continues to Expand Los Azules’ Large, High-Grade, Mineral Resource

Contained Copper in Inferred Class Resource Increased by +29%

Exploration Program Remains On-Going

TORONTO, ONTARIO - (February 5, 2013) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce an updated, Canadian National Instrument 43-101 compliant (“NI 43-101”) mineral resource estimate for its 100% owned Los Azules Copper Project in San Juan Province, Argentina.  Most importantly, drilling has expanded contained copper in the inferred resource category by 29% to 13.95 billion lbs.  Contained copper in the indicated resource decreased slightly to 4.45 billion lbs.  The expanded resource incorporates 6,966 meters of new drilling from 10 additional holes.  The resource remains open laterally, to depth and along strike (to view cross-sections displaying the resource click here).  Los Azules is one of the world’s largest, undeveloped, high-grade, open pit copper projects which, contains significant growth potential.

Table 1.  Los Azules Copper Project  — Comparison of Previous and Current Mineral Resource Estimates

	June 2012 Resource Estimate			January 2013 Resource Estimate Update			% Change
Cut-off Grade (Cu%)	Tonnage (million tonnes)	Cu Grade (%)	Cu lbs (billions)	Tonnage (million tonnes)	Cu Grade (%)	Cu lbs (billions)	Contained Cu lbs
Indicated Resource
0.35	323	0.65	4.64	310	0.65	4.45	-4%
Inferred Resource
0.35	948	0.52	10.82	1,302	0.49	13.95	+29%

*Details for gold and silver resources are included in Table 2.

“Los Azules is a unique asset, in terms of size and grade, for McEwen Mining.  This year’s exploration drilling has demonstrated that there is significant potential to expand the resource well beyond our previous understanding of the deposit,” stated Rob McEwen, Chief Owner.

Drilling this season represents the first time a meaningful amount of deeper drilling has occurred at Los Azules.  Prior to this year the deepest drill hole was 650 meters.  This season there has been a total of 6 holes that exceeded 700 meters.  This deeper drilling has begun to identify a potential parallel trend, west of the original Los Azules ore-body.  Copper mineralization discovered within this trend occurs near surface and also at depth (down to 1,050 meters below surface).  This is significant because it may indicate that previous shallow drilling, which makes up the majority of the Los Azules resource, failed to adequately test the deeper potential of the deposit.  As a result, many new exploration targets have emerged.

McEwen Mining has begun work on an updated Preliminary Economic Assessment (PEA) which is expected to be completed in the third quarter of this year.  The updated PEA will be based on a significantly larger mineral resource and will evaluate the possibility of increasing the daily throughput.  The PEA will also incorporate further metallurgical studies currently being done on the possibility of producing copper cathode instead of a concentrate and processing low grade mineralized material not previously considered, via a heap leach.  The advantage of producing a copper cathode is that it would eliminate the contemplated slurry pipeline through Chile and would reduce Argentina’s export tax on concentrate.

This news release has been submitted by Andrew Elinesky, Vice President — Argentina, for the Company.

About Los Azules

Los Azules is a large undeveloped copper porphyry system located in western San Juan Province within a belt of porphyry copper deposits that straddles the Chilean/Argentine border. This belt contains some of the world’s largest copper deposits, including Codelco’s El Teniente and Andina mines, Anglo American’s Los Bronces mine, Antofagasta PLC’s Los Pelambres mine and Xstrata’s El Pachón project, among others.  Los Azules is one of the world’s largest, highest grade, undeveloped copper-porphyry deposits not owned by a major base metal company.

Table 2.  Los Azules Mineral Resource Estimate

In order to exhibit reasonable prospects for economic viability, the mineral resource estimate has been contained within a conceptual open pit shell generated using general technical and economic parameters that are defined at the end of this news release.  The base case cut-off grade of 0.35% Cu is highlighted in the table.

Cut-off Grade (Cu%)	Tonnage (million tonnes)	Cu Grade (%)	Cu lbs (billions)	Au Grade (grams per tonne)	Au Oz (millions)	Ag Grade (grams per tonne)	Ag Oz (millions)
Indicated Resource
0.15	414	0.55	5.04	0.06	0.83	1.8	23.6
0.20	397	0.57	4.97	0.06	0.80	1.8	22.6
0.25	369	0.59	4.84	0.06	0.76	1.8	21.1
0.30	338	0.62	4.65	0.07	0.72	1.8	19.6
0.35	310	0.65	4.45	0.07	0.68	1.8	18.3
0.40	283	0.68	4.22	0.07	0.63	1.9	16.9
0.45	254	0.71	3.95	0.07	0.57	1.9	15.4
0.50	225	0.74	3.64	0.07	0.52	1.9	13.8
0.55	195	0.77	3.30	0.07	0.46	1.9	12.1
0.60	165	0.80	2.92	0.07	0.40	1.9	10.2
0.65	134	0.85	2.49	0.08	0.33	1.9	8.2
0.70	105	0.89	2.07	0.08	0.26	1.9	6.5
Inferred Resource
0.15	3,378	0.34	25.33	0.04	4.84	1.7	181.4
0.20	2,890	0.37	23.44	0.05	4.35	1.7	159.8
0.25	2,318	0.40	20.61	0.05	3.71	1.8	134.9
0.30	1,774	0.44	17.32	0.05	3.01	1.9	108.9
0.35	1,302	0.49	13.95	0.06	2.34	2.0	83.3
0.40	914	0.53	10.76	0.06	1.72	2.1	60.8
0.45	622	0.59	8.03	0.06	1.21	2.1	42.8
0.50	422	0.64	5.96	0.06	0.85	2.2	29.7
0.55	290	0.69	4.43	0.06	0.60	2.2	20.6
0.60	201	0.75	3.31	0.07	0.42	2.3	14.5
0.65	143	0.80	2.51	0.07	0.31	2.3	10.5
0.70	103	0.84	1.91	0.07	0.22	2.3	7.6

*  “Tonnes” is stated in metric and is equivalent to 2205 lbs.

** Estimated contained metal values may be subject to rounding errors.

Details on the parameters of the resource estimate are as follows:

•              The resource estimation was based on data from 173 drill holes comprising a total length of 50,612 meters of drilling completed to the end of December 2012.

•              There were a total of 23,178 individual samples selected for analysis.  The samples were collected and analyzed in accordance with industry standards.  Splits from the drill core samples were submitted to either Alex

Stewart in Mendoza or ALS Chemex or ACME in Santiago, Chile for fire assay and ICP analysis. Accuracy of results is tested through the systematic inclusion of standards, blanks and check assays.

•           The January 2013 mineral resource estimate for the Los Azules Copper Project was prepared under the direction of Robert Sim P.Geo. of SIM Geological Inc.  The mineral resource estimate uses drill hole sample assay results and the interpretation of a geologic model that relates to the spatial distribution of copper in the deposit.  Interpolation characteristics were defined based on the geology, drill hole spacing and geostatistical analysis of the data.  Block grade estimates were done using Ordinary Kriging (OK) with a nominal block size measuring 20 meters long, 20 meters wide and 15 meters high.  Resources are classified according to their proximity to sample data locations and are reported, as required under NI 43-101, according to the CIM Definition Standards for Mineral Resources and Mineral Reserves.

•           Mineral resources, which are not mineral reserves, do not have demonstrated economic viability.

•           The quantity and grade of reported Inferred resources are uncertain in nature and there has been insufficient exploration to classify these inferred resources as Indicated or Measured, and it is uncertain if further exploration will result in upgrading them to an Indicated or Measured category.

•           As required under NI 43-101, reasonable prospects for economic viability of the mineral resources has been exhibited by the application of a resource limiting pit shell built about copper grades in the model using a projected metal price of US$2.75 per lb. Cu, mining costs of US$1.00 per tonne, milling and G&A costs of US$4.25 per tonne, 100% recoveries and an average pit slope of 34 degrees.

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high growth, low-cost, mid-tier gold producer focused in the Americas.  McEwen Mining’s principal assets consist of the San José Mine in Santa Cruz, Argentina (49% interest); the El Gallo Complex in Sinaloa, Mexico; the Gold Bar Project in Nevada, US; the Los Azules Project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico.

McEwen Mining has 296,024,859 shares issued and outstanding.  Rob McEwen, Chairman, President and Chief Owner, owns approximately 25% of the shares of the Company.  As of December 31, 2012, McEwen Mining had cash and liquid assets of approximately US$70 million and is debt free.

Technical Information:

Robert Sim, P.Geo., who is a Qualified Person and independent of McEwen Mining, each as defined by National Instrument 43-101 (“NI 43-101”) has reviewed and approved the technical content of this news release related to the mineral resource estimate presented herein. Notwithstanding, Bruce Davis, PhD, FAusIMM, who is a Qualified Person and independent of McEwen Mining, as defined by NI 43-101 and responsible for the quality control for the assaying of the Los Azules drill core has reviewed the assay quality control information.  All samples were collected in accordance with industry standards. Splits from the drill core samples were submitted to the ACME sample preparation laboratory in Mendoza, Argentina, and then transferred to ACME’s laboratory in Santiago, Chile for fire assay and ICP analysis.  Accuracy of results is tested through the systematic inclusion of standards, blanks and check assays.  The mineral resource estimate referenced in this press release was prepared in January 2013 by Robert Sim, P.Geo. and Bruce Davis, PhD, FAusIMM.

For additional information about the Los Azules project see the Technical Report titled “Los Azules Porphyry Copper Project, San Juan Province, Argentina” dated August 1, 2012, with an effective date of June 15, 2012, prepared by D. Ernest Winkler, P.Eng., Robert Sim, P.Geo., Bruce Davis, PhD, FAusIMM and James K. Duff, P.Geo., all of whom are qualified persons and all of whom are independent of McEwen Mining, each as defined by NI 43-101.  The foregoing report is available under the Corporation’s profile on SEDAR (www.sedar.com).

Cautionary Note to U.S. Investors:

McEwen Mining reports its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (“NI 43-101”).  These standards are different from the standards generally permitted in reports filed with the SEC.  Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC.  According to Canadian NI 43-101 criteria, the estimation of measured resources and indicated resources involve greater uncertainty as to their economic feasibility than the estimation of proven and probable reserves.  Under SEC Industry Guide 7 criteria, measured, indicated and inferred resources are considered Mineralized Material.  The SEC considers that in addition to greater uncertainty as to the economic feasibility of Mineralized Material compared to proven and probable reserves, there is also greater uncertainty as to the existence of Mineralized Material. U.S. investors are cautioned not to assume that measured or indicated resources will be converted into economically mineable reserves.  The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

Caution Concerning Forward-Looking Statements

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to the cost of transferring or otherwise allocating funds between operating jurisdictions, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations`	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: www.facebook.com/McEwenRob
Twitter: www.twitter.com/McEwenMining

McEWEN MINING Los Azules Resource Outline (Plan / Aerial View)

Figure 1
February 2013

2382000
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Figure 7
Figure 6
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Figure 2
Outline of February 2013 Resource
> 0.70 % Cu
> 0.35 - 0.70 % Cu

McEWEN MINING Los Azules Copper Project - Cross Section @ 6558600N

Figure 2
February 2013

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Figure 3
February 2013

McEwen Mining Los Azules Copper Project - Cross Section @ 6558800N

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McEWEN MINING **Los Azules Copper Project - Cross Section @ 6559000N**

Figure 4
February 2013

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McEWEN MINING
Los Azules Copper Project - Cross Section @ 6559200N
Figure 5
February 2013
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Resource limiting
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$2.75/lbs Cu
Cu % Grade
< 0.00
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>= 0.30
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2383000E
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McEWEN MINING **Los Azules Copper Project - Cross Section @ 6559400N**

Figure 6
February 2013

W
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Surface
3800
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Elevation (meters)
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OPEN
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Resource limiting conceptual pit $2.75/lbs Cu
Cu % Grade
< 0.00
>= 0.00
>= 0.10
>= 0.20
>= 0.30
>= 0.40
>= 0.50
0
100
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Meters
2383000E
2384000E

Los Azules Copper Project - Cross Section @ 6559600N

Figure 7
February 2013

W
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Surface
3800
3600
3400
3200
3000
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Elevation (meters)
Resource limiting conceptual pit $2.75/lbs Cu
OPEN
OPEN
OPEN
OPEN
OPEN
OPEN
Cu % Grade
< 0.00
>= 0.00
>= 0.10
>= 0.20
>= 0.30
>= 0.40
>= 0.50
0
100
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Meters
2383000E
2384000E